Boston Common ESG Impact U.S. Equity Fund BCAMX

(the “Fund”)
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated October 6, 2023 to the
Statutory Prospectus and Statement of Additional Information
dated January 31, 2023

Effective at the close of business on October 6, 2023 (the “Effective Date”), Michelle Buckley will be leaving Boston Common Asset Management, LLC and will therefore no longer serve as a Portfolio Manager of the Fund. Accordingly, as of the Effective Date, all references to Michelle Buckley as a Portfolio Manager in the Fund’s Statutory Prospectus and Statement of Additional Information should be deleted in their entirety. Praveen Abichandani, CFA and Corné Biemans will jointly continue primary responsibilities for the day-to-day management of the Fund and Geeta Aiyer and Steven Heim will continue to determine the Fund’s sustainability criteria and strategy.

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Please retain this supplement with your Statutory Prospectus and SAI.